Exhibit J

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report, dated December 13, 2002, in Amendment Number 41 to the Registration Statement (Form N-1A No.811-1355) of The Alger Fund.

                                                       /s/ Ernst & Young LLP
                                                       Ernst & Young LLP

New York, New York
February 26, 2003